WisdomTree Trust

WisdomTree True Emerging Markets Fund (formerly, WisdomTree

Emerging Markets ex-China Fund) (XC) (the “Fund”)

Supplement dated April 13, 2026, to the Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated November 1, 2025, as supplemented, for the Fund

The following information supplement should be read in conjunction with the Prospectus and SAI for the Fund.

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree True Emerging Markets Index (the “Index”).

Effective on or about April 21, 2026 (the “Effective Date”), the methodology of the Index will be revised to add Colombia, Kuwait, Peru, Qatar, United Arab Emirates and Vietnam to the list of eligible countries from which to select issuers.

As a result of this change, a special rebalance will be implemented after the close of trading on April 20, 2026.

Furthermore, on the Effective Date, the Fund’s Prospectus and SAI are revised as described below.

•	The first sentence of the third paragraph under the “Principal Investment Strategies of the Fund” section of the Prospectus is deleted in its entirety and replaced with the below.

The starting universe for the Index (the “pre-screening universe”) is comprised solely of companies, as of the Index screening date, that (i) conduct their Primary Business Activities in one of the following emerging market countries: Argentina, Brazil, Chile, Colombia, Czech Republic, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Thailand, Turkey, United Arab Emirates and Vietnam (the “Emerging Market Countries”); (ii) list shares on a stock exchange in one of the Emerging Market Countries or the United States; (iii) have a float-adjusted market capitalization of at least $1 billion (“float-adjusted” means that the share amounts reflect only shares available to investors); (iv) have a median daily dollar trading volume of at least $100,000 for the preceding three months; and (v) trade at least 250,000 shares per month or $25 million notional for each of the preceding six months.

•	The sixth paragraph under the “Index Descriptions – Constituent Selection Criteria” section of the SAI is deleted in its entirety and replaced with the below.

WisdomTree True Emerging Markets Index. The WisdomTree True Emerging Markets Index is comprised of stocks of emerging market companies that are not listed or incorporated in China, Taiwan, or South Korea that are not state owned. Additional specific country restrictions include: (i) in India, only securities whose foreign ownership restrictions have yet to be breached are eligible for inclusion within the Index; and (ii) in Argentina, Peru and Russia, only ADRs or GDRs are used. ADRs and GDRs for companies incorporated or operating in other countries are not eligible for inclusion in the Index. Limited partnerships, limited liability companies, royalty trusts, preferred stock, rights, and other derivative securities are not eligible for inclusion in the Index.

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•	The below paragraphs are inserted into the “Specific Investment Strategies and Risks – Non-U.S. Securities” section of the SAI.

Investments in Colombia. The Colombian economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Historically, Colombia has experienced periods of political instability, and certain sectors and regions of Colombia have experienced high unemployment. Any recurrence of these events may cause downturns in the Colombian market and adversely impact investments in the Fund. Heavy regulation of labor and product markets is pervasive in Colombia and may stifle Colombian economic growth or contribute to prolonged periods of recession. Colombia is located in a part of the world that has historically been prone to natural disasters such as earthquakes and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Colombian economy. The Colombian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, including Colombia’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on a Fund’s performance.

Investments in Kuwait. Investments in Kuwaiti issuers and companies that have commercial or economic exposure to Kuwait involve risks including legal, regulatory, political, currency and economic risks. Kuwait is highly reliant on income from the sale of oil and trade with other countries involved in the sale of oil, and its economy is, therefore, vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, Kuwait may be significantly impacted. Furthermore, political instability could adversely affect the Kuwaiti economy as well as companies with exposure to Kuwait.

Investments in Peru. The Peruvian economy is subject to risks of social unrest, high unemployment, governmental control, and heavy regulation of the labor industry. Historically, Peru has experienced periods of political instability and certain sectors and regions of Peru have experienced high unemployment. Any recurrence of these events may cause downturns in the Peruvian market. Heavy regulation of labor and product markets is pervasive in Peru and may stifle Peruvian economic growth or contribute to prolonged periods of recession. The Peruvian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region, including Peru’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on a Fund’s performance.

Investments in Qatar. Qatar is highly reliant on income from the sale of oil and natural gas and trade with other countries involved in the sale of oil and natural gas, and its economy is, therefore, vulnerable to changes in foreign currency values and the market for oil and natural gas. As global demand for oil and natural gas fluctuates, Qatar may be significantly impacted. Like most Middle Eastern governments, the federal government of Qatar exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly. Governmental actions in the future could have a significant effect on economic conditions in Qatar, which could affect private sector companies and the value of their securities. Qatar’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy. Allegations of human rights abuses against foreign laborers continue to surface and could affect relationships with key trading partners. Finally, political, economic, and social unrest could adversely affect the Qatari economy and could decrease the value of a Fund’s investments.

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Investments in United Arab Emirates. The economy of the United Arab Emirates (the “UAE”) is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy. The non-oil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re-export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE. In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. These and other factors could have a negative impact on a Fund’s performance

Investments in Vietnam. The Vietnamese economy is subject to risks of political instability, governmental control, expropriation of assets, and underdeveloped infrastructure. Vietnam has at times experienced periods of high inflation, large trade deficits, and social unrest stemming from ethnic, religious, and socioeconomic tensions. Any recurrence of these events may cause downturns in the Vietnamese market. Excessive intervention by the Communist government remains a significant concern, as many listed companies retain a degree of state ownership and influence, which may reduce operational efficiency and limit market competition. The Vietnamese economy is also affected by the economies of its major trading partners, and may be negatively impacted by trade barriers, exchange controls, and other protectionist measures. In addition, commodities and export-driven industries represent a significant portion of Vietnam's economy, making it particularly sensitive to fluctuations in global trade conditions and currency values. Foreign investment in Vietnam may be subject to governmental approval requirements, restrictions on capital repatriation, limitations on ownership in certain industries or issuers, and withholding or other taxes on dividend and interest income. Furthermore, current regulations may require trades in Vietnamese securities to be executed through a single broker, limiting flexibility and creating settlement risks. Vietnam is also subject to environmental risks, including typhoons, floods, and rapid environmental degradation. These and other factors could have a negative impact on a Fund's performance.

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The changes described above are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-XC-0426

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